BTS TACTICAL FIXED INCOME VIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 95.5%
	FIXED INCOME - 95.5%
20,368	Goldman Sachs Access Treasury 0-1 Year ETF	$ 2,033,745
27,424	Invesco Ultra Short Duration ETF	1,354,471
40,561	iShares 0-3 Month Treasury Bond ETF	4,067,052
12,320	iShares Short Treasury Bond ETF	1,355,200
44,407	SPDR Bloomberg 1-3 Month T-Bill ETF	4,067,681
	TOTAL EXCHANGE-TRADED FUNDS (Cost $12,875,812)	12,878,149

	SHORT-TERM INVESTMENT — 4.9%
	MONEY MARKET FUND - 4.9%
655,272	Fidelity Government Portfolio Institutional Class, 2.73% (Cost $655,272)(a)	655,272

	TOTAL INVESTMENTS - 100.4% (Cost $13,531,084)	$ 13,533,421
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(47,522)
	NET ASSETS - 100.0%	$ 13,485,899

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of September 30, 2022.